UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2026

Hawkeye Digital, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56332	83-0799093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Lincoln Road, 2nd Floor, Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 576-4953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2026, Hawkeye Digital, Inc. (the “Company”) entered into an offer letter with David Wachsman (the “Wachsman Offer Letter”), the President of the Company, employing Mr. Wachsman on an at-will basis. Pursuant to the Wachsman Offer Letter, Mr. Wachsman will accrue an initial annual salary of $360,000, paid monthly at $30,000, less applicable taxes, deductions, and withholdings. Mr. Wachsman is also eligible for an annual discretionary bonus based on the decision of the executive management and the board of directors of the Company. Mr. Wachsman’s salary will begin to accrue on September 1, 2026, and payment will be deferred until the funding for the Company’s business strategy is achieved.

Also on September 1, 2026, the Company entered into an offer letter with Quinton Byron Hamlett (the “Hamlett Offer Letter”), the Company’s Chief Financial Officer, employing Mr. Hamlett on an at-will basis as Vice President of the Company. Pursuant to the Hamlett Offer Letter, Mr. Hamlett will accrue an initial annual salary of $270,000, paid monthly at $22,500, less applicable taxes, deductions, and withholdings. Mr. Hamlett is also eligible for an annual discretionary bonus based on the decision of the executive management and the board of directors of the Company. Mr. Hamlett’s salary will begin to accrue on September 1, 2026, and payment will be deferred until the funding for the Company’s business strategy is achieved.

The foregoing summaries of the Wachsman Offer Letter and the Hamlett Offer Letter are qualified in their entirety by reference to their respective texts, copies of which are filed as Exhibits 10.1 and 10.2 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Offer Letter, dated as of September 1, 2026, by and between Hawkeye Digital, Inc. and David Wachsman
10.2	Offer Letter, dated as of September 1, 2026, by and between Hawkeye Digital, Inc. and Quinton Byron Hamlett
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKEYE DIGITAL, INC.

Date: September 8, 2026	By:	/s/ David Wachsman
	Name:	David Wachsman
	Title:	President

3